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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 22, 2006

ABERDENE MINES LIMITED
(Exact name of registrant as specified in its charter)

NEVADA	000-33189	88-0454792
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

101 Convention Center
Suite 700
Las Vegas, NV 89109
(Address of principal executive offices and Zip Code)

(702) 939-5389
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

c.     On February 22, 2006, Mr. John Carlesso was appointed a Director. From August 2000 to September 2003, Mr. Carlesso was Investor Relations and a Director of Kasten Chase Applied Resources located in Mississauga, Ontario. Kasten Chase Applied Resources is in the business of data security. Since September 2003, Mr. Carlesso has been Vice President of Corporate Development for Desert Sun Mining Corp. located in Toronto, Ontario. Desert Sun Mining Corp. is in the business of gold and mining exploration.

ITEM 7.01     REGULATION FD DISCLOSURE

The Company is pleased to announce that Mr. John Carlesso has accepted the position of Director for Aberdene Mines Ltd.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 2nd day of March, 2006.

ABERDENE MINES LIMITED

BY:	/s/ Brent Jardine
Brent Jardine
President, Principal Executive Officer, Principal Financial Officer, Treasurer and a member of the board of directors.